Exhibit 99.1

NEWS RELEASE

El GALLO CONTINUES TO GROW,

DELIVERING MORE HIGH-GRADE SILVER

27.0 opt SILVER OVER 15 FT & 17.3 opt SILVER OVER 50 FT

 WITHIN 150 FT OF SURFACE

Toronto, Ontario (February 9th, 2009) - US GOLD CORPORATION (NYSE.A: UXG - TSX: UXG - Frankfurt: US8) announces new high-grade results from its El Gallo project in Sinaloa State, Mexico. Best intersections return 27.0 opt silver (925.3 gpt silver) over 15.0 ft (4.6 m) including 38.2 opt silver (1310.0 gpt silver) over 5.0 ft (1.5 m) and 17.3 opt silver (593.8 gpt silver) over 50.0 ft (15.2 m) including 41.4 opt silver (1420.0 gpt silver) over 5.0 ft (1.5 m) with mineralization all within 150.0 ft (45.7 m) of surface.

“In November US Gold announced a new high-grade discovery just three miles north of the company’s Magistral Mine property in Mexico. Our drilling has since returned numerous intercepts of significant mineralization.   I am extremely pleased by the progress we have made in such a short period of time. We are pushing hard to determine the ultimate size dimensions of this discovery,” stated Rob McEwen, Chairman and CEO.

During the past three months US Gold has rapidly expanded its exploration at El Gallo. With one diamond and two  conventional rotary drills, four prospecting crews and a broad geochemical survey all showing exciting mineralization over a 4,000 ft (1200 m) x 2,800 ft (850 m) area, US Gold believes the growth prospects are excellent. To date, there has been a good correlation between targets developed through soil and rock sampling and positive drill results.

El Gallo Exploration Overview

US Gold’s exploration at El Gallo is focused on 1) expanding the high-grade mineralization, in conjunction with defining our deeper drilling targets, 2) establishing continuity between the known mineralized areas and, 3) discovering new mineralized areas.

1)                 Expanding the High-grade & Defining Deeper Targets

In order to expand the high-grade mineralization and help define deeper drill targets, conventional rotary was used along the north and east portions of the main vein. In addition to intersecting very favorable mineralization, the results have outlined several discrete mineralized zones (Figure 2 and 3). The first zone, consisting of high-angle mineralization, was encountered in previous drilling; but shallow-dipping mineralization to the northwest and southeast was discovered in the latest round of drilling.

These results are encouraging, as they indicate the large potential to increase the total number of ounces, should these additional zones prove to have vertical and lateral continuity. Drill highlights from the two newly indentified shallow-dipping veins are below:

Imperial Measurement

Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)

GABHA08-139	4.0	5.0	110.0	115.0
And	27.0	15.0	135.0	150.0
Including	38.2	5.0	145.0	150.0

GABHA08-140	6.5	15.0	90.0	105.0

GABHA08-141	4.9	20.0	110.0	130.0
Including	11.2	5.0	120.0	125.0
And	3.3	5.0	140.0	145.0

GABHA09-158	17.3	50.0	15.0	65.0
Including	41.4	5.0	40.0	45.0

GABHA09-159	23.3	25.0	0.0	25.0
Including	37.3	5.0	10.0	15.0

GABHA09-160	10.5	15.0	0.0	15.0
Including	18.6	5.0	5.0	10.0

GABHA09-168	21.0	5.0	60.0	65.0
And	10.1	5.0	80.0	85.0
And	10.0	5.0	90.0	95.0

GABHA09-169	4.5	30.0	5.0	35.0
And	14.9	10.0	50.0	60.0

Metric Measurement

Hole #	Silver	Length	From	To
	(gpt)	(m)	(m)	(m)

GABHA08-139	136.0	1.5	33.5	35.1
And	925.3	4.6	41.1	45.7
Including	1310.0	1.5	44.2	45.7

GABHA08-140	221.4	4.6	27.4	32.0

GABHA08-141	167.0	6.1	33.5	39.6
Including	383.0	1.5	36.6	38.1
And	113.0	1.5	42.7	44.2

GABHA09-158	593.8	15.2	4.6	19.8
Including	1420.0	1.5	12.2	13.7

GABHA09-159	797.8	7.6	0.0	7.6
Including	1280.0	1.5	3.0	4.6

GABHA09-160	361.7	4.6	0.0	4.6
Including	637.0	1.5	1.5	3.0

GABHA09-168	719.0	1.5	18.3	19.8
And	345.0	1.5	24.4	25.9
And	342.0	1.5	27.4	29.0

GABHA09-169	155.0	9.1	1.5	10.7
And	510.0	3.0	15.2	18.3

*Cut-off grade 2.9 opt silver (100 gpt silver)

Numbers may not balance due to rounding

2)                 Establishing Continuity — Connecting Zones (Figure 1)

Results released on January 6th indentified three mineralized areas along the principal vein structure. Subsequent conventional rotary drilling was designed to test for continuity between these mineralized areas. Our goal was achieved on the eastern portion of the vein, where drilling intersected favorable mineralization, linking two of the zones together. Highlights from this drilling include:

Imperial Measurement

Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)

GABHA08-142	5.1	20.0	10.0	30.0
Including	9.3	5.0	25.0	30.0
And	3.7	30.0	65.0	95.0
And	3.0	5.0	125.0	130.0

GABHA08-143	4.1	35.0	0.0	35.0
And	3.7	5.0	50.0	55.0
And	7.1	5.0	90.0	95.0
And	10.9	40.0	105.0	145.0

GABHA08-144	10.1	20.0	60.0	80.0
And	12.1	25.0	90.0	115.0

GABHA08-145	9.3	15.0	10.0	25.0
And	3.3	5.0	45.0	50.0
And	5.4	10.0	90.0	100.0
And	6.8	10.0	135.0	145.0

GABHA09-146	6.1	30.0	0.0	30.0
And	4.0	20.0	60.0	80.0
And	6.0	5.0	115.0	120.0

GABHA09-155	7.9	35.0	105.0	140.0
Inc.	26.7	5.0	110.0	115.0

GABHA09-157	6.1	10.0	80.0	90.0
And	6.7	5.0	100.0	105.0
And	12.2	5.0	125.0	130.0

GABHA09-178	13.3	35.0	10.0	45.0
Inc.	20.3	5.0	20.0	25.0
And	14.6	10.0	110.0	120.0

Metric Measurement

Hole #	Silver	Length	From	To
	(gpt)	(m)	(m)	(m)

GABHA08-142	176.5	6.1	3.0	9.1
Including	318.0	1.5	7.6	9.1
And	127.7	9.1	19.8	29.0
And	102.0	1.5	38.1	39.6

GABHA08-143	139.1	10.7	0.0	10.7
And	128.0	1.5	15.2	16.8
And	242.0	1.5	27.4	29.0
And	373.5	12.2	32.0	44.2

GABHA08-144	344.8	6.1	18.3	24.4
And	415.8	7.6	27.4	35.1

GABHA08-145	319.3	4.6	3.0	7.6
And	114.0	1.5	13.7	15.2
And	186.5	3.0	27.4	30.5
And	234.5	3.0	41.1	44.2

GABHA09-146	208.0	9.1	0.0	9.1
And	138.4	6.1	18.3	24.4
And	205.0	1.5	35.1	36.6

GABHA09-155	271.3	10.7	32.0	42.7
Inc.	916.0	1.5	33.5	35.1

GABHA09-157	209.5	3.0	24.4	27.4
And	231.0	1.5	30.5	32.0
And	417.0	1.5	38.1	39.6

GABHA09-178	454.7	10.7	3.0	13.7
Inc.	697.0	1.5	6.1	7.6
And	499.0	3.0	33.5	36.6

*Cut-off grade 2.9 opt silver (100 gpt silver)

Numbers may not balance due to rounding

Initial drilling on the western portion of the vein extended the mineralization with drill hole GABHA-08-152 intersecting 11.7 opt silver (399.8 gpt silver) over 20.0 ft (6.1 m). However, further drilling on the western part of the vein was unable to connect the zones (Figure 1). The results have modified our understanding of the western area, where two separate veins appear to be present, one trending north-east and a second trending north-south.

3)                 New North Area Discovered

Drilling also focused on a geochemical target defined by surface rock samples approximately 500 ft (150 m) north of US Gold’s current drilling. Six holes were drilled, with five successfully intersecting the anticipated zone, and the deepest mineralized intercept starting just 75.0 ft (22.9 m) below surface.

Imperial Table

Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)

GABHA09-172	5.1	10.0	5.0	15.0
And	3.9	5.0	130.0	135.0

GABHA09-173	7.0	50.0	0.0	50.0

GABHA09-174	5.4	5.0	55.0	60.0
And	7.3	10.0	70.0	80.0

GABHA09-175	6.5	10.0	75.0	85.0

GABHA09-176	9.7	10.0	45.0	55.0

Metric Table

Hole #	Silver	Length	From	To
	(gpt)	(m)	(m)	(m)

GABHA09-172	176.0	3.0	1.5	4.6
And	133.0	1.5	39.6	41.1

GABHA09-173	238.8	15.2	0.0	15.2

GABHA09-174	185.0	1.5	16.8	18.3
And	251.0	3.0	21.3	24.4

GABHA09-175	222.5	3.0	22.9	25.9

GABHA09-176	334.0	3.0	13.7	16.8

The grade of the mineralization and length of the drill intercepts are similar to the initial discovery holes that led US Gold geologists to the high-grade at El Gallo.

Project Advancement

Our objective is to test for lateral and vertical extensions of the known mineralization, in addition to targeting new mineralized zones. This information will serve as the basis for an initial resource estimate.

In order to help evaluate the economic potential of the project, US Gold has refurbished the metallurgical lab at its Magistral Mine property. This will allow the Company to determine potential gold and silver recoveries for the project. Our objective is to identify the production potential at El Gallo as quickly as possible.

For a complete list of results from El Gallo please visit www.usgold.com.

ABOUT US GOLD

US Gold Corporation is a United States based gold exploration company exploring in northeastern Nevada and north-central Mexico. US Gold’s shares trade on the NYSE Alternext and Toronto Stock Exchanges under the symbol UXG and on the Frankfurt Exchange under the symbol US8.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties. Conventional rotary drill samples were analyzed by ALS Chemex utilizing a 4 acid digestion with ICP finish for silver and fire assay for gold.

All holes were drilled with conventional rotary drilling. Samples were taken every 5.0 ft (1.5 m). The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

EL Gallo: Plan (Aerial) View	Figure 1 February 09, 2009

212000
212100
212200
2843400
2843300
2843200
2843100
174
173
175
176
172
171
New North
Zone
99
98
97
96
Drilling Connects
Mineralized Areas
169
170
167
168
166
165
164
163
150
151
152
153
95
94
93
15
16
141
140
139
138
137
136
135
134
133
132
131
147
146
145
144
143
142
160
159
158
149
155
156
148
154
157
Figure 2
Cross Section
Figure 3
Cross Section
Legend
Jan 09 - Feb 09 Drilling
Nov 08 Drilling
Drill Hole
151 Drill Hole #
0
100
200
Feet
N
0
25
50
Meters
83
82
81
80
87
78
79
86
85
84
88
89
92
91
90

EL Gallo: Cross Section	Figure 2 February 09, 2009

NW
SE
Legend
Planned Core Hole
Conventional Rotary Hole
North Dipping Vein
High Angle Vein
South Dipping Zone
Section: 21214E
N
W
E
S
0
50
100
Feet
0
10
20
Meters

EL Gallo: Cross Section	Figure 3 February 09, 2009

NW
SE
Legend
Planned Core Hole
Convention Rotary Hole
South Dipping Vein
High Angle Vein
Section: 212210E
N
W
E
S
0
50
100
Feet
0
10
20
Meters